UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2004


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                     027455                     58-2422929

(State or other         (Commission File Number)         (IRS Employer
  jurisdiction of                                        Identification
  incorporation)                                             Number)


Harris Tower, 233 Peachtree Street N.E.,                     30303
Suite 1700
Atlanta, Georgia

(Address of principal executive offices)                   (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On March 23, 2004, AirGate PCS, Inc., a Delaware corporation, issued a press release announcing that William H. Seippel, vice president and chief financial officer, has resigned from the Company to pursue other interests. The Press Release is attached hereto as exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         Exhibit No.                         Description
         -----------                         -----------
            99.1 Press Release, dated March 23, 2004, issued by AirGate PCS, Inc. to announce that William H. Seippel, vice president and chief financial officer, has resigned from the Company to pursue other interests.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AIRGATE PCS, INC. (Registrant)


Date: March 23, 2004                     By: /s/ Thomas M. Dougherty
                                         Name:   Thomas M. Dougherty
                                         Title:  President and Chief Executive
                                                 Officer

                                  EXHIBIT INDEX


         Exhibit No.                         Description
         -----------                         -----------
            99.1 Press Release, dated March 23, 2004, issued by AirGate PCS, Inc. to announce that William H. Seippel, vice president and chief financial officer, has resigned from the Company to pursue other interests.